SUPERFUND MANAGED FUTURES STRATEGY FUND

Class A SUPRX

Class C SUPFX

Class I SUPIX

A Series of Two Roads Shared Trust

Supplement dated February 27, 2019
to the Prospectus dated February 28, 2018

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective February 26, 2019, Superfund Advisors, LLC, the Fund’s investment adviser, has contractually reduced Total Annual Fund Operating Expenses through February 29, 2020 to 0.00% in the aggregate for each of Class A, Class C and Class I shares of the Fund, respectively.

Accordingly, effective February 26, 2019, the Fund’s operating expense limits in the Prospectus are revised to reflect these reductions, and the following replaces the fee table and expense example on pg. 1 of the Prospectus:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and the section entitled How to Purchase Shares on page 18 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C*	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	2.99%	2.99%	2.99%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(2)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	3.36%	4.11%	3.11%
Expense Waiver and 12b-1 Fee Waiver(3)	(3.36)%	(4.11)%	(3.11)%
Total Annual Fund Operating Expenses After Expense Waiver(3)	0.00%	0.00%	0.00%
(1)	The Fund’s adviser provides investment advisory service, and pays most of the Fund’s operating expenses (with certain exceptions, i.e. any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) in return for a “unitary fee”.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s consolidated financial highlights because the consolidated financial statements include only the direct operating expenses incurred by the Fund.

(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including Distribution and Service (12b-1) Fees and acquired fund fees and expenses, until February 29, 2020 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A, Class C and Class I shares, respectively. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A and Class C, respectively, until February 29, 2020. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.
*	Class C Shares had not commenced operations as of the date of this prospectus. Amounts for Class C Shares are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$575	$575	$575	$575
Class C	$0	$0	$0	$0
Class I	$0	$0	$0	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated February 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling 1-855-61-SUPER (617-8737).